SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short-Term Municipal Bond Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund through September 30, 2021. Began managing the fund in 2003.
Matthew J. Caggiano, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2014.
Peter Aloisi, CFA, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2014.
Please Retain This Supplement for Future Reference
July 8, 2021
PROSTKR21-52